EXHIBIT 10.33





                               SUBLEASE AGREEMENT
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Toshiba  America  Medical Systems, Inc. ("TAMS"), located at 280 Utah Ave, South
San Francisco, CA, and Exelixis, Inc. ("TENANT"), located at 170 Harbor Way, South San Francisco, CA hereby agree (the "Sublease Agreement") as follows:

1.   SUBLEASE.  TAMS  hereby  subleases  to  TENANT  approximately  8,000 square
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     feet  (the  "Premises") of the space leased by TAMS at 280 Utah Ave., South
     San  Francisco,  CA,  (the  "Facility")  under  the Lease Agreement ("Lease
     Agreement") entered into between TAMS and Simeon Commercial Properties, Inc. ("Landlord"). The Lease Agreement is attached hereto and by this reference is deemed incorporated into this Sublease Agreement. The Premises is identified on the attached "Exhibit B".

2.   NO  WARRANTIES.  Except  for  delivery  of  the  Premises  in  broom  clean
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     condition,  TAMS  subleases  the  Premises  to  TENANT  AS  IS, without any warranties whatsoever concerning the condition of the Premises or the suitability of the same for TENANT's purposes. To the extent required, TAMS must obtain the consent of Landlord as a condition to the effectiveness of this Sublease Agreement.

3.   TERM.  The  term  of  this Sublease Agreement will begin on May 1, 2002 and
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     end  on March 31, 2004. However, TAMS may terminate this Sublease Agreement upon thirty (30) days prior written notice during its term should TENANT breach any of the terms and conditions specified in the Sublease Agreement. TAMS may also avail itself of any other remedies provided under the law.

4.   RENTAL.  The  monthly  rental  to  be  paid  by  TENANT will be as follows:
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     March  1,  2002  through  March  31,  2003  -          $10,800.00
     April  1,  2003  through  March  31,  2004  -          $11,120.00

     The first installment of rent ($10,800.00) shall be paid upon execution of this Sublease Agreement. Future installments, along with any "additional rent", as specified herein, will be paid in advance no later than the first day of each month throughout the term of this Sublease Agreement at the following address (or any other to be designated by TAMS):

     TOSHIBA  AMERICA  MRI,  INC.
     280  Utah  Avenue,
     South  San  Franciso,  Ca.  94080
     Attention:  Accounts  Payable

     All rentals paid after due date will be assessed a late payment charge of the lesser of 1 1/2% per month or the maximum rate permitted by law. TAMS may require TENANT to pay the rent quarterly, in advance, if TENANT tenders late rent payments on three (3) or more occasions during the sublease term. Should TAMS take such action, it does not constitute a waiver of any other rights or remedies TAMS may have regarding late or non-payment of rent by tenant.

5.   OPERATING  EXPENSES,  UTILITIES  AND  TAXES.  In  addition  to  the
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     obligations  specified  in  Section  4  above,  TENANT  shall  pay  for:

     - All Personal property taxes associated with the use, occupancy or contents of the Premises.
     - All costs related to the security, housekeeping, data/telecommunications (service, equipment and maintenance) and maintenance of the Premises.
     - Tenant's proportionate share of all costs associated with the Premises where such costs are billed to TAMS as part of the overall cost of the Facility.

     To the extent that such payments will be made directly to the service provider by TENANT, TENANT will make each payment when due. Proportionate share payments will be considered "additional rent", and must be paid to TAMS in accordance with Section 4 above.

6.   PARKING.  TENANT  may  use  all  parking  and shall pay for the same to the
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     extent  specified  in  the  Lease Agreement. But in no event will TENANT be allowed  to  use  more  than  32  parking  spaces  at  any  one  time

8.   SECURITY  DEPOSIT.  Upon  execution  of  this Sublease Agreement, TENANT is
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     to pay TAMS the sum of $10,800 (Ten Thousand and Eight Hundred dollars), to be used as security deposit for the performance of TENANT's obligations under this Sublease Agreement including, without limitation, the surrender of possession of the Premises to TAMS upon expiration of the term of this Sublease Agreement. It is expressly understood and agreed that such deposit is not an advance rental deposit or a measure of TAMS' damages in case of TENANT's default. If TAMS applies any part of the security deposit to cure any default of TENANT, TENANT will, upon demand, deposit with TAMS the amount so applied so that TAMS will have the full deposit on hand at all times during the term of this Sublease Agreement. No interest will be due on the security deposit and TAMS will not be obligated to apply the security deposit to rents or other charges in arrears or to damages for TENANT's failure to perform under this Sublease Agreement. However, TAMS may so apply the security deposit at TAMS' option, and TAMS' right to possession of the Premises for nonpayment of rent or for any other reason will not in any way be affected by reason of the fact that TAMS holds such security deposit.

     Based on the obligations set forth in Section 4 and this Section 8, Tenant's payment obligation upon execution of this Sublease Agreement shall be $21,600.00 (Twenty One Thousand and Six Hundred Dollars).

9.   TENANT  IMPROVEMENTS.  TAMS will, it its sole expense, construct a demising
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     wall, as noted on Exhibit B. Any and all other improvements required by the
     TENANT will be at the sole expense of the TENANT, and must approved by TAMS per the terms of the Lease Agreement.

10.  FINANCIAL  INFORMATION.  TENANT  will  provide  TAMS  with  all  financial
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     information  reasonably  requested  by  TAMS from time to time to determine
     TENANT's ability to comply with its obligations under this Sublease Agreement.

11.  ASSUMPTION  OF  OBLIGATIONS.  TENANT  agrees  to  fully  perform all of the
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     obligations  of  TAMS  (except  TAMS' obligation to pay rent, and except as otherwise specified in this Sublease Agreement) under the terms of the Lease Agreement with respect to the Premises and to accord TAMS all of the rights, privileges, and indemnities with respect to and from TAMS to Landlord under the Lease Agreement and agrees that all of the terms and conditions of the Lease Agreement as applied to the Premises are hereby incorporated in this Sublease Agreement, including, without limitation, the obligation to maintain and repair the Premises.

12.  INDEMNIFICATION.  TENANT  will  defend,  indemnify,  and hold TAMS harmless
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     from  all  claims,  damages,  liabilities,  and costs (including attorney's fees) arising out of TENANT's failure to comply with its obligations under this Sublease Agreement or otherwise arising out of TENANT's occupancy of the Premises, including, without limitation, any claim made by the Landlord. TAMS will defend, indemnify, and hold TENANT harmless from all claims, damages, liabilities, and costs (including attorney's fees) arising out of failure by TAMS to comply with its obligations under this Sublease Agreement or the Master Lease, including, without limitation, any claim made by Landlord against TENANT with respect to such failure or breach by TAMS.

13.  ATTORNEY'S  FEES.  In  the  event  of  any  legal  proceeding involving any
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     party  to this Sublease Agreement against the other relating to the subject matter of this Sublease Agreement, the prevailing party in such proceeding will be entitled to recover attorney's fees, expert fees, and court costs against the non-prevailing party.

14.  USE  OF  FACILITY  LOBBY.  TENANT,  its  employees,  guests  and  invitees
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     may  use  the  Facility  Lobby  entrance  but none of the services provided therein, other than the use of the vending machine area, restrooms, and elevator which are considered as part of the common shared rental space.

15.  ENTIRE  AGREEMENT;  MODIFICATION.  This  Agreement  and  its  attachments
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     contain the entire agreement and understanding between the parties relating to its subject matter. It supersedes all prior agreements and understandings, whether oral or written, relating to such subject matter. It also supersedes all standard terms and conditions on any form to be exchanged between the parties, including, invoice, purchase order, order acknowledgment, quotation and delivery documents. This Agreement may not be amended or modified in any manner except by means of a writing executed by all parties.



TOSHIBA  AMERICA  MEDICAL  SYSTEMS,  INC.        EXELIXIS,  INC.



BY:   /s/ Fredric J. Friedberg                   BY: /s/ George A. Scangos
      -------------------------                      --------------------------
      FREDRIC  J.  FRIEDBERG                         GEORGE  A.  SCANGOS  PH.D.
      SENIOR  VICE  PRESIDENT                        PRESIDENT  &  CEO


DATED: April 12, 2002                            DATED: April 8, 2002
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